                              DRIEHAUS MUTUAL FUNDS

                      SUPPLEMENT DATED DECEMBER 3, 2004 TO
                          PROSPECTUS DATED MAY 1, 2004



MANAGEMENT OF THE FUNDS

The first and fourth paragraphs on page 17 under "Portfolio Managers - Driehaus International Discovery Fund" are deleted and replaced with the following first paragraph:

DRIEHAUS INTERNATIONAL DISCOVERY FUND. The Driehaus International Discovery Fund is managed by a team comprised of Emery R. Brewer (senior portfolio manager) and Ivo St. Kovachev (portfolio manager). Mr. Brewer has been a portfolio manager for the Driehaus International Discovery Fund since its inception and Mr. Kovachev has been a portfolio manager for the Driehaus International Discovery Fund since February 1, 2003.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

 FOR MORE INFORMATION, PLEASE CALL THE DRIEHAUS MUTUAL FUNDS AT (800) 560-6111.